                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934
                                 (Amendment No.  )

  Filed by the Registrant [X]

  Filed by a Party other than the Registrant [ ]

  Check the appropriate box:

  [X]  Preliminary Proxy Statement
  [ ]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12
  [ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(c)(2))

                            OCC ACCUMULATION TRUST
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

  Payment of Filing Fee (Check the appropriate box):
  [X] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


  (1) Title of each class of securities to which transaction applies:

      ________________________________________________________________

  (2) Aggregate number of securities to which transaction applies:

      ________________________________________________________________

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      ________________________________________________________________


  (4) Proposed maximum aggregate value of transaction:
      ________________________________________________________________

  (5)  Total fee paid:

       _______________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        __________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        __________________________________________________

    (3) Filing Party:

        __________________________________________________

    (4) Date Filed:

        __________________________________________________

         , 1997

                            OCC ACCUMULATION TRUST

Dear Shareholder:

We are pleased to invite you to a meeting of shareholders of OCC Accumulation
Trust (the "Trust") to be held on         , 1997.

As you may know, PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group Inc. (together, the "PIMCO Parties"), and Oppenheimer Group, Inc. and Oppen-heimer Financial Corp. have entered into an agreement for the PIMCO Parties to acquire a controlling interest in Oppenheimer Capital, whose subsidiary, OpCap Advisors, serves as investment adviser to the Trust. The Trust's meeting will permit its shareholders to consider a new investment advisory agreement which will be substantially identical to the existing agreement with the Trust, to be in effect following such acquisition.

It is important to keep in mind that the PIMCO Parties are acquiring OpCap Ad-visors, not the Trust. Your Trust shares and the advisory fees charged the Trust will not change as a result of the transaction. Moreover, the PIMCO Par-ties have advised the Trust's Board of Trustees that OpCap Advisors will con-tinue, after the transaction, to provide the high-quality services to which you've grown accustomed.

After careful consideration the Board of Trustees of the Trust, including its independent trustees, approved the proposal relating to the Trust and recom-mends that its shareholders vote "FOR" the proposal. Whether or not you intend to attend the meeting, you may vote by proxy by signing and returning your voting instruction form in the enclosed postage-paid envelope.

We thought it would be helpful to provide the questions and answers regarding the transaction and the proposal on the reverse side of this page. They are designed to help answer questions you may have and help you cast your votes, and are being provided as a supplement to, not a substitute for, the proxy statement, which we urge you to carefully review. As always, we thank you for your confidence and support.

Please feel free to call us at 1-800-          to answer any questions regard-
ing the transaction or other matters.

Sincerely,

Joseph M. La Motta
Chairman of the Board and President of OCC Accumulation Trust

QUESTIONS & ANSWERS

Q.WHAT IS BEING ACQUIRED IN THE TRANSACTION?

A.PIMCO Advisors L.P., a publicly traded investment management firm, and its affiliate, Thomson Advisory Group Inc., have agreed to acquire a controlling interest in Oppenheimer Capital, whose subsidiary, OpCap Advisors, is invest-ment adviser to the Trust. The Trust itself is not being acquired.

Q.WHY AM I BEING ASKED TO VOTE ON THESE PROPOSALS?

A.As required by the Investment Company Act of 1940, consummation of the transaction will cause the automatic termination of the existing investment advisory agreement with OpCap Advisors. Therefore, in order to ensure continu-ity of management, shareholders are being asked to approve a substantially identical new agreement with OpCap Advisors.

Q.HOW WILL THE TRANSACTION AFFECT ME AS A TRUST SHAREHOLDER?

A.Your Trust shares and the fees charged the Trust's Portfolios will not change as a result of the transaction. Moreover, the PIMCO Parties have ad-vised the Trust's Board that OpCap Advisors will continue, after the transac-tion, to provide the high-quality services to which you've grown accustomed. Consequently, management of the Trust believes that the transaction will not adversely affect the operations of the Trust.

Q.HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A.After careful consideration, the Board of Trustees of the Trust, including its independent trustees, recommends that shareholders vote "FOR" the propos-al.

Q.WHOM DO I CALL IF I HAVE QUESTIONS?

A.Please feel free to call us at 1-800-         to answer any questions re-
garding the transaction or other matters.

                                  PLEASE VOTE
                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

                            OCC ACCUMULATION TRUST
-------------------------------------------------------------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON         , 1997

TO THE SHAREHOLDERS:

Notice is hereby given that a special meeting of shareholders (the "Meeting") of OCC ACCUMULATION TRUST (the "Trust") will be held at One World Financial
Center, New York, N.Y. 10281, on the 40th Floor, on         , 1997 at 10:00
a.m., New York time, for the following purposes:

1. To approve or disapprove an investment advisory agreement between the Trust and OpCap Advisors; and

2. To act upon such other matters as properly may come before the Meeting or any adjournment or adjournments thereof.

The close of business on        , 1997 has been fixed as the record date for
the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED VOTING IN-STRUCTION CARD. If you are present at the Meeting you may change your vote, if desired, at that time.

By Order of the Board of Trustees,

Deborah Kaback
Secretary

     , 1997
-------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

              PLEASE RETURN YOUR VOTING INSTRUCTION FORM PROMPTLY

CONTRACTHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO INDI-CATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM FOR EACH OF THE PORTFOLIOS OF THE TRUST IN WHICH THEY OWN SHARES AND TO DATE, SIGN AND RE-TURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK FOR YOUR COOPERATION IN MAILING YOUR VOTING INSTRUCTION FORM NO MATTER HOW LARGE OR SMALL YOUR HOLDING MAY BE.

                    PLEASE RESPOND--YOUR VOTE IS IMPORTANT

                            OCC ACCUMULATION TRUST

-------------------------------------------------------------------------------
                               OPPENHEIMER TOWER
                          ONE WORLD FINANCIAL CENTER
                           NEW YORK, NEW YORK 10281

                                PROXY STATEMENT

                            ----------------------

                        SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON         , 1997

                                    GENERAL

This Proxy Statement is furnished to the shareholders of OCC Accumulation Trust, a Massachusetts business trust (the "Trust"), in connection with the solicitation by management of proxies to be used at a special meeting (the
"Meeting") of shareholders to be held on         , 1997, or any adjournment or
adjournments thereof. The Notice of Meeting, Proxy Statement and Voting In-
struction Form will first be mailed on or about        , 1997.

The purpose of the Meeting is to permit shareholders of each Portfolio of the Trust to consider a new investment advisory agreement to take effect upon con-summation of the transaction (the "Acquisition") contemplated by the Agreement and Plan of Merger, dated as of February 13, 1997 (the "Merger Agreement"), by and among PIMCO Advisors L.P. ("PIMCO Advisors") and its affiliate, Thomson Advisory Group Inc. ("TAG" and, collectively with PIMCO Advisors, the "PIMCO Parties"), and Oppenheimer Group, Inc. ("OGI") and its subsidiary, Oppenheimer Financial Corp. ("Opfin" and, collectively with OGI, "Oppenheimer"). Pursuant to the Merger Agreement, the PIMCO Parties will acquire a controlling interest in Oppenheimer Capital, whose subsidiary, OpCap Advisors, serves as investment adviser to the Trust. For a discussion of the Acquisition, see "The Acquisi-tion" under Proposal 1 below. As required by the Investment Company Act of 1940, as amended (the "Investment Company Act"), consummation of the Acquisi-tion will cause the automatic termination of the Trust's investment advisory agreement with OpCap Advisors. Therefore, in order to ensure continuity in the management of the Trust, shareholders of each Portfolio of the Trust are being asked to approve a new advisory agreement.

Shares of beneficial interest ("Shares") of the Trust are presently sold to life insurance companies ("Life Companies") for allocation to variable ac-counts established by those Life Companies (collectively, the "Variable Ac-counts") to provide benefits to contractholders ("Contractholders") of vari-able annuity contracts and variable life insurance policies (collectively, "Contracts") issued by those Life Companies.

Instructions of Contractholders are being solicited for the approval or disap-proval of the investment advisory agreement for the Portfolios of the Trust.

The Trust consists of six portfolios (the "Portfolios"), each of which is a separate series of shares of beneficial interest: the Equity Portfolio, Small Cap Portfolio, Managed Portfolio, Global Equity Portfolio, U.S. Government In-come Portfolio, and Money Market Portfolio. Shares of the Portfolios will be voted separately, with each Portfolio voting as a single class on the propos-al. Each full share of the Portfolios outstanding is entitled to one vote and each fractional share of the Portfolios outstanding is entitled to a propor-tionate fractional share of one vote for such purposes.

In order that you may be represented at the Meeting or any adjournment or ad-journments thereof, you are requested to indicate your voting instructions on the enclosed voting instruction form, to date and sign the form, and to mail the form promptly in the enclosed postage paid envelope, allowing sufficient time for the form to be received before the Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of deter-mining the presence of a quorum and will have the effect of a negative vote.

A quorum for the Meeting will consist of a majority of the shares of each of the Portfolios issued and outstanding and entitled to vote, present in person or represented by proxy. If, by the time scheduled for the Meeting, a quorum is not present or if a quorum is present but sufficient voting instructions in favor of the proposal described in this Proxy Statement are not received from Contractholders, the persons named as proxies may propose one or more adjourn-ments of the Meeting to permit further solicitation of voting instructions from Contractholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Trust present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of the Portfolios' shareholders.

Voting instructions may be revoked at any time prior to the voting thereof by:
(i) written instructions addressed to the Secretary of the Trust at Oppen-heimer Tower, One World Financial Center, New York, New York 10281; (ii) at-tendance at the Meeting and voting in person or (iii) properly executing and returning a new voting instruction form (if received in time to be voted). Mere attendance at the Meeting will not revoke voting instructions.

All expenses of the preparation and distribution of these proxy materials will be borne two-thirds by the PIMCO Parties and one-third by Oppenheimer. In ad-dition to the solicitation of voting instructions by the use of the mails, voting instructions may be solicited by officers and employees of OpCap Advi-sors, the Life Companies, or their respective affiliates, personally or by telephone or telegraph.

                                PROPOSAL NO. 1

            APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN
                         OPCAP ADVISORS AND THE TRUST

INTRODUCTION

OpCap Advisors serves as investment adviser to the Trust pursuant to an In-vestment Advisory Agreement dated September 16, 1994 as amended May 1, 1996 (the "Existing Agreement"). The Existing Agreement was approved initially by the Board of Trustees on May 26, 1994 and renewed most recently on November 4, 1996 and was approved initially by the Trust's sole shareholder on September 12, 1994. An Amendment to the Existing Agreement was approved by the Board of Trustees on January 30, 1996 and by the shareholders of the Trust on April 15, 1996.

The Existing Agreement provides that it shall automatically terminate in the event of its assignment as defined in the Investment Company Act. Consummation of the Acquisition will constitute an assignment of the Existing Agreement. Therefore, in anticipation of the Acquisition, the Board of Trustees of the Trust is proposing that its shareholders approve a new investment advisory agreement between the Trust and OpCap Advisors (the "New Agreement"). The New Agreement is substantially identical, except for the date, to the Existing Agreement.

INFORMATION ABOUT OPCAP ADVISORS

OpCap Advisors is a majority-owned subsidiary of Oppenheimer Capital, a regis-tered investment adviser with approximately $49.4 billion in assets under man-agement on March 31, 1997. Opfin, a holding company, is a 1.0% general partner of OpCap Advisors. Opfin also holds a one-third managing general partner in-terest in Oppenheimer Capital, and Oppenheimer Capital, LP, a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Opfin is the sole 1.0% general partner, owns the remaining two-thirds inter-est. Opfin currently is a wholly-owned subsidiary of OGI, 71% of the common stock of which currently is owned by Oppenheimer & Co., L.P.

The principal business address of OpCap Advisors, Oppenheimer Capital, OCC Distributors and their affiliates is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281. The principal business address of OpCap Advisors would not change following the Acquisition. Joseph La Motta is Chairman of Oppenheimer Capital and OpCap Advisors. George Long is President of Oppenheimer Capital and Bernard H. Garil is President of OpCap Advisors.

The officers of the Trust who are officers or employees of OpCap Advisors or its affiliate, Oppenheimer Capital, are as follows:

NAME                 POSITION WITH TRUST
----                 -------------------
Joseph M. La Motta   President and Chairman of the Board of Trustees
Robert J. Bluestone  Vice President
Pierre Daviron       Vice President and Portfolio Manager
Bernard H. Garil     Vice President
Richard Glasebrook   Vice President and Portfolio Manager
John Giusio          Vice President
Gavin Albert         Vice President and Portfolio Manager
Benjamin Gutstein    Vice President and Portfolio Manager
Vikki Hanges         Vice President and Portfolio Manager
Timothy Curro        Vice President and Portfolio Manager
Timothy McCormack    Vice President and Portfolio Manager
Eileen Rominger      Vice President and Portfolio Manager
Deborah Kaback       Secretary
Richard L. Peteka    Assistant Treasurer
Sheldon M. Siegel    Treasurer

Both Messrs. La Motta and Siegel hold a general partnership interest in Oppen-heimer & Co., L.P. Mr. Bluestone, Mr. Garil and Ms. Rominger hold limited partnership interests in Oppenheimer & Co., L.P.

Attached to this Proxy Statement as Exhibit B is a list of other funds advised or subadvised by OpCap Advisors that have similar investment objectives to those of the Portfolios, their net assets and the rate of the advisory fee paid to OpCap Advisors.

INFORMATION CONCERNING THE PIMCO PARTIES. PIMCO Advisors, with approximately $110 billion in assets under management as of December 31, 1996, is one of the largest publicly traded money management firms in the United States. PIMCO Ad-visors' address is 800 Newport Center Drive, Suite 100, Newport Beach, Cali-fornia 92660.

PIMCO Partners, G.P. ("PIMCO GP") owns approximately 42.83% and 66.37% respec-tively (and will at the closing of the Acquisition own a majority of the vot-ing stock of TAG, which owns approximately 14.94% and 25.06%, respectively), of the total outstanding Class A and Class B units of limited partnership in-terest ("Units") of PIMCO Advisors and is PIMCO Advisors' sole general part-ner. PIMCO GP is a California general partnership with two general partners. The first of these is an indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual").

PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company, is the second, and managing general partner of PIMCO GP. PPLLC's members are the Manag-ing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, Williams S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.

PIMCO Advisors is governed by an Operating Board and an Equity Board. Gover-nance matters are allocated generally to the Operating Board and the Operating Board delegates to the Operating Committee the authority to manage day-to-day operations of PIMCO Advisors. The Operating Board is composed of twelve mem-bers, including the chief executive officer of the PIMCO Subpartnership as Chairman and six PIMCO Managers designated by the PIMCO Subpartnership.

The authority of PIMCO Advisors' Operating Board and Operating Committee to take certain specified actions is subject to the approval of PIMCO Advisors' Equity Board. Equity Board approval is required for certain major transactions (e.g., issuance of additional PIMCO Advisors' Units and appointment of PIMCO Advisors' chief executive officer). In addition, the Equity Board has jurisdic-tion over matters such as actions which would have a material effect upon PIMCO Advisors' business taken as a whole and (after an appeal from an Operating Board decision) matters likely to have a material adverse economic effect on any subpartnership of PIMCO Advisors. The Equity Board is composed of twelve members, including the chief executive officer of PIMCO Advisors, three members designated by a subsidiary of Pacific Mutual, the chairman of the Operating Board and two members designated by PPLLC.

Because of its power to appoint (directly or indirectly) seven of the twelve members of the Operating Board as described above, the PIMCO Subpartnership may be deemed to control PIMCO Advisors. Because of direct or indirect power to ap-point 25% of the members of the Equity Board, (i) Pacific Mutual and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under appli-cable provisions of the Investment Company Act, to control PIMCO Advisors. Pa-cific Mutual, PIMCO Subpartnership and the PIMCO Managers disclaim such con-trol.

THE ACQUISITION

On February 13, 1997, the PIMCO Parties entered into the Merger Agreement with Oppenheimer pursuant to which the PIMCO Parties will acquire, among other in-terests, the one-third managing general partner interest in Oppenheimer Capi-tal, the 1.0% general partnership interest in OpCap Advisors, and the 1.0% gen-eral partner interest in Oppenheimer Capital L.P. and OGI will be merged with and into TAG. The aggregate purchase price is approximately $265 million in-cluding the issuance of convertible preferred stock of TAG and assumption of certain indebtedness. The amount of TAG preferred stock comprising the purchase price is subject to reduc-tion in certain circumstances. The Acquisition is subject to certain condi-tions being satisfied prior to closing, including consents from certain lend-ers, approvals from regulatory authorities (including a favorable tax ruling from the Internal Revenue Service) and consents of certain clients. In addi-tion, the Acquisition is conditioned on the approval by the shareholders of the Trust of the New Agreement.

If for any reason the Acquisition is not consummated, the Existing Agreement will remain in effect according to its terms.

It is a condition to the consummation of the Acquisition that Joseph La Motta, as Chairman of the Board and President of the Trust, shall have executed an agreement with PIMCO Advisors agreeing to resign from the Board of Trustees of the Trust at the request of TAG in its sole discretion. However, TAG has ad-vised the Board of Trustees of the Trust that it does not currently intend to request Mr. La Motta to resign as a Trustee. It is a further condition to the consummation of the Acquisition that the Board of Trustees of the Trust elect those persons designated to hold such titles as officers with the Trust as may be determined by TAG.

EFFECTS OF THE ACQUISITION. Upon consummation of the Acquisition, Oppenheimer Capital and OpCap Advisors will be controlled by PIMCO Advisors. PIMCO Advi-sors has advised OGI that it anticipates that the senior portfolio management team of Oppenheimer Capital will continue in their present capacities; that the eligibility of OpCap Advisors to serve as an investment adviser or subadviser will not be affected by the Acquisition; and that Oppenheimer Capi-tal and OpCap Advisors will be able to continue to provide advisory and man-agement services with no material changes in operating conditions. PIMCO Advi-sors has further advised OGI and the Board of Trustees that it currently an-ticipates that the Acquisition will not affect the ability of Oppenheimer Cap-ital and OpCap Advisors to fulfill their obligations under their investment advisory or subadvisory agreements.

SECTION 15(F) OF THE INVESTMENT COMPANY ACT

Section 15(f) of the Investment Company Act is available to Oppenheimer in connection with the PIMCO Parties' acquisition of a controlling interest in Oppenheimer Capital and its subsidiary OpCap Advisors. Section 15(f) provides in substance that when a sale of a controlling interest in an investment ad-viser occurs, the investment adviser or any of its affiliated persons may re-ceive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined in the Investment Company Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the Investment Company Act) of any such ad-viser, receives or is entitled to receive any compensation, directly or indi-rectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Trust's Board of Trustees is aware of no circum-stances arising from the Acquisition that might result in an unfair burden be-ing imposed on the Trust. Moreover, the PIMCO Parties have agreed with Oppen-heimer that they will use commercially reasonable efforts to insure that no unfair burden will be imposed on the Trust by or as a result of the Acquisi-tion during such two-year period. The second condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "in-terested persons" of the investment adviser or predecessor adviser. The Trust's compliance with or exemption from such 75% disinterested board re-quirement is a condition to consummation of the Acquisition, and the PIMCO Parties have entered into related agreements with Oppenheimer with respect to such requirement during such three-year period. The composition of the Board of Trustees is presently in compliance with the 75% requirement and will con-tinue to be so if the Acquisition is consummated.

EXISTING AND NEW AGREEMENT

The Existing Agreement and the New Agreement are substantially identical. The following description of the New Agreement is qualified in its entirety by reference to the form of the New Agreement attached hereto as Exhibit A.

SERVICES TO BE PERFORMED

Under both the Existing and New Agreements, OpCap Advisors is required to: (i) regularly provide investment advice and recommendations to each Portfolio of the Trust with respect to its investments, investment policies and the pur-chase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by the Trust and the portion, if any, of the assets of each Portfolio of the Trust to be held uninvested; and (iii) ar-range for the purchase of securities and other investments by each Portfolio of the Trust and the sale of securities and other investments held by each Portfolio of the Trust.

The Existing and New Agreements also require OpCap Advisors to provide admin-istrative services for the Trust, including (i) coordination of the functions of accountants, counsel and other parties performing services for the Trust and (ii) preparation and filing reports required by federal securities laws, shareholder reports and proxy materials.

FEES AND EXPENSES

The fees payable to OpCap Advisors under the New Agreement will be at the same rate as the fees payable under the Existing Agreement. Under the Existing Agree-ment, the Trust pays OpCap Advisors at the annual rate of .80% of the first $400 million of average net assets, .75% on the next $400 million of average net assets and .70% of assets in excess of $800 million with respect to the Global Equity, Equity, Small Cap and Managed Portfolios. The rate applicable to the U.S. Government Income Portfolio is .60% of average net assets and the rate applicable to the Money Market Portfolio is .40% of average net assets.

Under the Existing and New Agreement, expenses not expressly assumed by OpCap Advisors or by OCC Distributors, the Trust's principal underwriter, are paid by the Trust. The Agreement lists examples of expenses paid by the Trust, of which the major categories relate to interest, taxes, fees to non-interested trustees, legal and audit expenses, custodian and transfer agent expenses, stock issuance costs, certain printing and registration costs, and non-recur-ring expenses including litigation.

Under the Existing and New Agreement, OpCap Advisors will waive its management fee and reimburse expenses so that the total operating expenses (net of any expense offsets and excluding the amount of any interest, taxes, brokerage commissions and extraordinary expenses) of each Portfolio of the Trust do not exceed 1.25% of its respective average daily net assets.

For the fiscal year ended December 31, 1996, the total advisory fees accrued or paid by the Equity, Managed, Small Cap, Money Market, U.S. Government In-come and Global Equity Portfolios to OpCap Advisors were $109,057, $972,381, $165,735, $16,388, $14,797 and $71,811, respectively, of which $18,150,
$8,220, $17,823, $11,550, 14,797 and $37,689, was waived by OpCap Advisors. In addition, OpCap Advisors reimbursed operating expenses of $19,305 for the U.S. Government Income Portfolio.

LIMITATION OF LIABILITY. The New Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, OpCap Advisors shall not be liable to the Trust for any act or omission in the course of or connected with rendering services under the New Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. This provision is identical to the provision on limitation of liability in the Existing Agreement.

TERMINATION. The termination provisions of the New Agreement and the Existing Agreement are identical. The New Agreement may be terminated by the Trust at any time without penalty upon 60 days' written notice to OpCap Advisors and may be terminated by OpCap Advisors at any time without penalty upon 90 days' written notice to the Trust. Termination by the Trust must be approved by the vote of a majority of the Trustees or by vote of a majority of the outstanding shares of the Trust. The New Agreement will terminate in the event of an "as-signment," as required by the Investment Company Act.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The New Agreement contains provisions relating to the selection of broker dealers ("brokers") for the Trust's portfolio transactions. OpCap Advisors may use such brokers as may, in its best judgment based on all relevant factors, implement the policy of the Trust to achieve best execution of portfolio transactions. While OpCap Advisors need not seek advance competitive bidding or base its selection on posted rates, it is expected to be aware of the cur-rent rates of most eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Trust as estab-lished by the Board and the provisions of the New Agreement. The Existing Agreement contains identical provisions.

Both the Existing and the New Agreement provide that, consistent with ob-taining the best execution of the Trust's portfolio transactions, OpCap Advi-sors, in the interest of the Trust may select brokers, other than affiliated brokers, because they provide brokerage and/or research services to the Trust and/or other accounts of OpCap Advisors. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by OpCap Advisors that the commissions are reasonable in relation to the services provided, viewed either in terms of that transaction or OpCap Advisors' overall responsibilities to all its accounts. No specific dollar value need be put on the services, some of which may or may not be used by OpCap Advisors for the benefit of the Trust or other of its advisory cli-ents. To show that the determinations were made in good faith, OpCap Advisors must be prepared to show that the amount of such commissions paid over a rep-resentative period selected by the Board was reasonable in relation to the benefits to the Trust. Both the Existing and the New Agreement recognize that an affiliated broker-dealer may act as one of the regular brokers for the Trust, provided that any commissions paid to such broker are calculated in ac-cordance with procedures adopted by the Trust's Board under rules adopted by the Securities and Exchange Commission.

For the fiscal year ended December 31, 1996, Oppenheimer & Co., Inc., an af-filiated broker-dealer of the Trust, was paid a total of $5,743, $61,183, $23,565 and $4,563 in brokerage commissions by the Equity, Managed, Small Cap and Global Equity Portfolios of the Trust, which amounts were 40.7%, 57.1%, 44.5% and 11.1% of the respective Portfolio's total brokerage commissions dur-ing the period.

EVALUATION BY THE BOARD OF TRUSTEES. The Board of Trustees has determined that continuity and efficiency of portfolio management services after the Acquisi-tion can best be assured by approving the New Agreement. The Board believes that the New Agreement will enable the Trust to continue to obtain advisory services of high quality at costs which it deems appropriate and reasonable and that approval of the New Agreement is in the best interests of the Trust and its shareholders.

In evaluating the New Agreement, the Board of Trustees requested and reviewed, with the assistance of independent legal counsel, materials furnished by OpCap

Advisors and PIMCO Advisors. These materials included financial statements as well as other written information regarding PIMCO Advisors and its personnel, operations, and financial condition. The Board also reviewed information about OpCap Advisors, including its brokerage policies described above. Considera-tion was given to comparative performance and cost information concerning other mutual funds with similar investment objectives, including information prepared by Lipper Analytical Services, Inc. The Board of Trustees also re-viewed and discussed the terms and provisions of the New Agreement and com-pared it to the Existing Agreement as well as the arrangements of other mutual funds, particularly with respect to the allocation of various types of ex-penses, levels of fees and resulting expense ratios. The Board evaluated the nature and extent of services provided by other investment advisers to their respective funds and also considered the benefits OpCap Advisors would obtain from its relationship with the Trust and the economies of scale in costs and expenses to OpCap Advisors associated with its providing such services. The Board also met with representatives of PIMCO Advisors to discuss their current intentions with respect to Oppenheimer Capital and OpCap Advisors.

The Board considered, with its counsel, (i) the quality of the operations and service which have been provided to the Trust by OpCap Advisors and which are expected to continue to be provided after the Acquisition, with no change in fee rates, (ii) the overall experience and reputation of OpCap Advisors in providing such services to investment companies, and the likelihood of its continued financial stability, (iii) the capitalization of PIMCO Advisors,
(iv) the aspects of the Acquisition that would affect the ability of OpCap Ad-visors to retain and attract qualified personnel and (v) the benefits of con-tinuity in the services to be provided under the New Agreement. Based upon its review, the Board of Trustees concluded that the terms of the New Agreement are reasonable, fair and in the best interests of the Trust and its sharehold-ers, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, the Board concluded that continuing to retain OpCap Advisors as investment manager to the Trust after the Acquisition is desirable and in the best interests of the Trust and its shareholders. Based on these and other considerations, the Board unanimously recommended approval of the New Agreement and its submission to shareholders for their approval. The New Agreement will become effective on the date that the Acquisition is consum-mated or the date shareholders approve the New Agreement, whichever occurs later. The New Agreement will continue in effect until two years from its ef-fective date, and thereafter for successive annual periods as long as such continuance is approved in accordance with the Investment Company Act. If the Acquisition is not consummated, the Existing Agreement will remain in effect according to its terms.

VOTE REQUIRED. As provided under the Investment Company Act, approval of the New Agreement will require the vote of a majority of the outstanding voting securities of each Portfolio of the Trust. Under the Investment Company Act, the vote of a

"majority of the outstanding voting securities" of an investment company (or a series thereof) means the vote, at a duly-called annual or special meeting of shareholders, of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of such company or series are present or represented by proxy, or of more than 50% of the total out-standing shares of such company or series, whichever is less.

THE TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST, OPCAP ADVISORS, PIMCO ADVISORS OR THEIR AFFILIATES, UNANIMOUSLY RECOM-MEND THAT THE SHAREHOLDERS OF EACH PORTFOLIO OF THE TRUST VOTE TO APPROVE THE NEW AGREEMENT BETWEEN THE TRUST AND OPCAP ADVISORS.

                            ADDITIONAL INFORMATION

SHARE OWNERSHIP

As of       , 1997 (the "Record Date"), the number of outstanding shares of each of the Portfolios was as follows:

                             SHARES
   PORTFOLIO               OUTSTANDING
   ---------               -----------
   Equity
   Small Cap
   Managed
   Global Equity
   U.S. Government Income
   Money Market
     Total

As of the Record Date, the shares held and percentages of those shares to the outstanding shares of each Portfolio held by the variable accounts of the Life Companies and by Oppenheimer Capital, are set forth below:

                                         SMALL CAP                           GLOBAL EQUITY       MONEY MARKET
                   EQUITY PORTFOLIO      PORTFOLIO      MANAGED PORTFOLIO      PORTFOLIO          PORTFOLIO
                  ------------------ ------------------ ------------------ ------------------ ------------------
RECORD OWNERS OF  SHARES      %      SHARES      %      SHARES      %      SHARES      %      SHARES      %
THE RECORD DATE   OWNED  OUTSTANDING OWNED  OUTSTANDING OWNED  OUTSTANDING OWNED  OUTSTANDING OWNED  OUTSTANDING
----------------  ------ ----------- ------ ----------- ------ ----------- ------ ----------- ------ -----------
IL Annuity And
 Insurance
 Company
American
 Enterprise Life
 Insurance
 Company
The Mutual Life
 Insurance
 Company Of New
 York & The MONY
 Life Insurance
 Company of
 America
Provident Mutual
 Life Insurance
 Company &
 Providentmutual
 Life and
 Annuity Company
 of America
Connecticut
 General Life
 Insurance
 Company & CIGNA
 Life Insurance
 Company
Pruco Life
 Insurance
 Company
Providian Life
 and Health
 Insurance
 Company
Oppenheimer
 Capital
                   U.S. GOVERNMENT
                   INCOME PORTFOLIO
                  ------------------
RECORD OWNERS OF  SHARES      %
THE RECORD DATE   OWNED  OUTSTANDING
----------------  ------ -----------
IL Annuity And
 Insurance
 Company
American
 Enterprise Life
 Insurance
 Company
The Mutual Life
 Insurance
 Company Of New
 York & The MONY
 Life Insurance
 Company of
 America
Provident Mutual
 Life Insurance
 Company &
 Providentmutual
 Life and
 Annuity Company
 of America
Connecticut
 General Life
 Insurance
 Company & CIGNA
 Life Insurance
 Company
Pruco Life
 Insurance
 Company
Providian Life
 and Health
 Insurance
 Company
Oppenheimer
 Capital

VOTING

The Trust is subject to special voting provisions. As of the Record Date, all Life Companies will vote shares of the Portfolios allocated to subaccounts of their respective Variable Accounts which correspond to these Portfolios based on instructions received from the Contractholders of such Variable Account having the voting interest in the corresponding number of shares of each of these Portfolios held in such Variable Account. Shares for which no instruc-tions are received in time to be voted will be voted by the record holder in the same proportion as instructions which have been received in time to be voted. If required by state insurance officials, a Variable Account may disre-gard voting instructions in certain instances.

Subject to the foregoing, to the knowledge of the Trust, as of the Record Date, no single person or "group" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934) had the power to direct the vote of more than 5% of any of the outstanding shares of the Portfolios. As of the Record Date, trustees and officers of the Trust as a group beneficially owned none of the outstanding shares of these Portfolios.

                       RECEIPT OF SHAREHOLDERS PROPOSALS

Under the proxy rules of the SEC, shareholder proposals meeting tests con-tained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular annual meeting. Those rules require that at the time the shareholder submits the proposal the shareholder be a record or beneficial owner of at least 1% or $1,000 in market value of securities entitled to be voted on the proposal and have held such securities for a least one year prior thereto, and continue to hold such shares through the date on which such meeting is held. Another of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, pro-posals submitted for inclusion in the Trust's proxy material for the next an-nual meting after the meeting to which this proxy statement relates must be received by the Trust not less than 120 days before the first anniversary of the date stated on the first page of this Proxy Statement relating to the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting.

The fact that the Trust receives a shareholder proposal in timely manner does not insure its inclusion in its proxy material, since there are other require-ments in the proxy rules relating to such inclusion.

Shareholders should be aware that under the law of the state in which the Trust is established, Massachusetts, annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act which must be met by convening such a shareholder's meeting. As it is the intention of the

Board of Trustees not to hold annual shareholder meetings in the future unless required to do so under the Investment Company Act, there can be no assurance that shareholder proposals validly submitted to the Trust will be acted upon at a regularly scheduled annual shareholders' meeting.

                             INDEPENDENT AUDITORS

Price Waterhouse LLP are the independent auditors of the Trust. A representa-tive of the firm is not expected to be present at the Meeting.

                           MAILING OF ANNUAL REPORT

The Trust will furnish, without charge, a copy of its Annual Report for the year ended December 31, 1996 to a shareholder upon request. Such request should be made to Bernard H. Garil, OpCap Advisors, One World Financial Cen-ter, New York, NY 10281, or by calling 1-800-600-5487. The report will be sent by first class mail within three business days of the request.

                                OTHER BUSINESS

The Trust's management knows of no business other than the matter specified above which will be presented at the Meeting. Inasmuch as matters not known at the time of the solicitation may come before the Meeting, the proxy as solic-ited confers discretionary authority with respect to such matters as may prop-erly come before the Meeting and it is the intention of the person named in the proxy to vote in accordance with their judgment on such matters.

                                     By Order of the Board of Trustees

                                     Deborah Kaback
                                     Secretary

[IDENTITY OF LIFE COMPANY
OWNING SHARES IN THIS PORTFOLIO]
                               We need your vote Before ____ __, 1997
                               Return the Voting Instruction Form in the enclosed envelope or mail it to:
                                     Proxy Tabulator

                                     THANK YOU FOR YOUR TIME


                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
        VOTING INSTRUCTION FORM FOR SHAREHOLDERS MEETING _____ __, 1997

THE UNDERSIGNED DOES HEREBY APPOINT THOMAS E. DUGGAN AND MARIA CAMACHO AND EACH OF THEM AS THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE NUMBER OF SHARES OF BENEFICIAL INTEREST OF THE ABOVE STATED PORTFOLIO OF OCC ACCUMULATION TRUST ("TRUST") AS TO WHICH THE UNDERSIGNED IS ENTITLED TO GIVE INSTRUCTIONS AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST TO BE HELD ON _____ __, 1997 AT THE OFFICES OF OPPENHEIMER & CO., INC., 40TH FLOOR, ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281 AT 10:00 A.M., NEW YORK TIME AND AT ANY ADJOURNMENT THEREOF AS FOLLOWS:

     [CONTRACTHOLDER'S IDENTITY,
     CONTRACTHOLDER'S ADDRESS]
                               DATED:............, 1997
                                     (MONTH, DAY)

                               Please sign in box below
                               NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. WHEN SIGNING AS CUSTODIAN, ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., PLEASE GIVE YOUR FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN THIS PROXY.

                               ..........................
                                    Signatures

     Please fold and detach card at perforation before mailing
 ................................................................................


MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED, PROXY SOLICITED ON BEHALF OF MANAGEMENT.

1. APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND OPCAP ADVISORS, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AND ATTACHED AS EXHIBIT A THERETO.

                                /   / FOR     /   / AGAINST     /   / ABSTAIN

2. TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

[IDENTITY OF LIFE COMPANY
OWNING SHARES IN THIS PORTFOLIO]
                              We need your vote Before ____ __, 1997
                              Return the Voting Instruction Form in the enclosed envelope or mail it to:
                                    Proxy Tabulator

                                    THANK YOU FOR YOUR TIME


                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
        VOTING INSTRUCTION FORM FOR SHAREHOLDERS MEETING _____ __, 1997

THE UNDERSIGNED DOES HEREBY APPOINT THOMAS E. DUGGAN AND MARIA CAMACHO AND EACH OF THEM AS THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE NUMBER OF SHARES OF BENEFICIAL INTEREST OF THE ABOVE STATED PORTFOLIO OF OCC ACCUMULATION TRUST ("TRUST") AS TO WHICH THE UNDERSIGNED IS ENTITLED TO GIVE INSTRUCTIONS AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST TO BE HELD ON _____ __, 1997 AT THE OFFICES OF OPPENHEIMER & CO., INC., 40TH FLOOR, ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281 AT 10:00 A.M., NEW YORK TIME AND AT ANY ADJOURNMENT THEREOF AS FOLLOWS:

     [CONTRACTHOLDER'S IDENTITY,
     CONTRACTHOLDER'S ADDRESS]
                              DATED:...............,1997
                                    (MONTH, DAY)

                              Please sign in box below
                              NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. WHEN SIGNING AS CUSTODIAN, ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., PLEASE GIVE YOUR FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN THIS PROXY.


                              .............................
                                    Signatures

     Please fold and detach card at perforation before mailing
 ................................................................................

MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED, PROXY SOLICITED ON BEHALF OF MANAGEMENT.

1. APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND OPCAP ADVISORS, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AND ATTACHED AS EXHIBIT A THERETO.

                                /   / FOR     /   / AGAINST     /   / ABSTAIN

2. TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

[IDENTITY OF LIFE COMPANY
OWNING SHARES IN THIS PORTFOLIO]
                              We need your vote Before ____ __, 1997
                              Return the Voting Instruction Form in the enclosed envelope or mail it to:
                                    Proxy Tabulator

                                    THANK YOU FOR YOUR TIME


                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
        VOTING INSTRUCTION FORM FOR SHAREHOLDERS MEETING _____ __, 1997

THE UNDERSIGNED DOES HEREBY APPOINT THOMAS E. DUGGAN AND MARIA CAMACHO AND EACH OF THEM AS THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE NUMBER OF SHARES OF BENEFICIAL INTEREST OF THE ABOVE STATED PORTFOLIO OF OCC ACCUMULATION TRUST ("TRUST") AS TO WHICH THE UNDERSIGNED IS ENTITLED TO GIVE INSTRUCTIONS AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST TO BE HELD ON _____ __, 1997 AT THE OFFICES OF OPPENHEIMER & CO., INC., 40TH FLOOR, ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281 AT 10:00 A.M., NEW YORK TIME AND AT ANY ADJOURNMENT THEREOF AS FOLLOWS:

     [CONTRACTHOLDER'S IDENTITY,
     CONTRACTHOLDER'S ADDRESS]
                              DATED:.............,1997
                                    (MONTH, DAY)

                              Please sign in box below
                              NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. WHEN SIGNING AS CUSTODIAN, ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., PLEASE GIVE YOUR FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN THIS PROXY.


                              .........................
                                    Signatures

     Please fold and detach card at perforation before mailing
 ................................................................................

MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED, PROXY SOLICITED ON BEHALF OF MANAGEMENT.

1. APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND OPCAP ADVISORS, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AND ATTACHED AS EXHIBIT A THERETO.

                               /   / FOR     /   / AGAINST     /   / ABSTAIN

2. TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

[IDENTITY OF LIFE COMPANY
OWNING SHARES IN THIS PORTFOLIO]
                              We need your vote Before ____ __, 1997
                              Return the Voting Instruction Form in the enclosed envelope or mail it to:
                                    Proxy Tabulator

                                    THANK YOU FOR YOUR TIME



                             OCC ACCUMULATION TRUST
                             MONEY MARKET PORTFOLIO
        VOTING INSTRUCTION FORM FOR SHAREHOLDERS MEETING _____ __, 1997

THE UNDERSIGNED DOES HEREBY APPOINT THOMAS E. DUGGAN AND MARIA CAMACHO AND EACH OF THEM AS THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE NUMBER OF SHARES OF BENEFICIAL INTEREST OF THE ABOVE STATED PORTFOLIO OF OCC ACCUMULATION TRUST ("TRUST") AS TO WHICH THE UNDERSIGNED IS ENTITLED TO GIVE INSTRUCTIONS AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST TO BE HELD ON _____ __, 1997 AT THE OFFICES OF OPPENHEIMER & CO., INC., 40TH FLOOR, ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281 AT 10:00 A.M., NEW YORK TIME AND AT ANY ADJOURNMENT THEREOF AS FOLLOWS:

     [CONTRACTHOLDER'S IDENTITY,
     CONTRACTHOLDER'S ADDRESS]
                              DATED:................,1997
                                    (MONTH, DAY)

                              Please sign in box below
                              NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. WHEN SIGNING AS CUSTODIAN, ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., PLEASE GIVE YOUR FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN THIS PROXY.


                              ..............................
                                    Signatures

     Please fold and detach card at perforation before mailing
 ................................................................................

MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED, PROXY SOLICITED ON BEHALF OF MANAGEMENT.

1. APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND OPCAP ADVISORS, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AND ATTACHED AS EXHIBIT A THERETO.

                              /   / FOR     /   / AGAINST     /   / ABSTAIN

2. TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

[IDENTITY OF LIFE COMPANY
OWNING SHARES IN THIS PORTFOLIO]
                              We need your vote Before ____ __, 1997
                              Return the Voting Instruction Form in the enclosed envelope or mail it to:
                                    Proxy Tabulator

                                    THANK YOU FOR YOUR TIME



                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
        VOTING INSTRUCTION FORM FOR SHAREHOLDERS MEETING _____ __, 1997

THE UNDERSIGNED DOES HEREBY APPOINT THOMAS E. DUGGAN AND MARIA CAMACHO AND EACH OF THEM AS THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE NUMBER OF SHARES OF BENEFICIAL INTEREST OF THE ABOVE STATED PORTFOLIO OF OCC ACCUMULATION TRUST ("TRUST") AS TO WHICH THE UNDERSIGNED IS ENTITLED TO GIVE INSTRUCTIONS AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST TO BE HELD ON _____ __, 1997 AT THE OFFICES OF OPPENHEIMER & CO., INC., 40TH FLOOR, ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281 AT 10:00 A.M., NEW YORK TIME AND AT ANY ADJOURNMENT THEREOF AS FOLLOWS:

     [CONTRACTHOLDER'S IDENTITY,
     CONTRACTHOLDER'S ADDRESS]
                              DATED:...............,1997
                                    (MONTH, DAY)

                              Please sign in box below
                              NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. WHEN SIGNING AS CUSTODIAN, ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., PLEASE GIVE YOUR FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN THIS PROXY.


                              ............................
                                    Signatures

     Please fold and detach card at perforation before mailing
 ................................................................................

MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED, PROXY SOLICITED ON BEHALF OF MANAGEMENT.

1. APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND OPCAP ADVISORS, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AND ATTACHED AS EXHIBIT A THERETO.

                                /   / FOR     /   / AGAINST     /   / ABSTAIN

2. TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

[IDENTITY OF LIFE COMPANY
OWNING SHARES IN THIS PORTFOLIO]
                              We need your vote Before ____ __, 1997
                              Return the Voting Instruction Form in the enclosed envelope or mail it to:
                                    Proxy Tabulator

                                    THANK YOU FOR YOUR TIME



                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
        VOTING INSTRUCTION FORM FOR SHAREHOLDERS MEETING _____ __, 1997

THE UNDERSIGNED DOES HEREBY APPOINT THOMAS E. DUGGAN AND MARIA CAMACHO AND EACH OF THEM AS THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE NUMBER OF SHARES OF BENEFICIAL INTEREST OF THE ABOVE STATED PORTFOLIO OF OCC ACCUMULATION TRUST ("TRUST") AS TO WHICH THE UNDERSIGNED IS ENTITLED TO GIVE INSTRUCTIONS AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST TO BE HELD ON _____ __, 1997 AT THE OFFICES OF OPPENHEIMER & CO., INC., 40TH FLOOR, ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281 AT 10:00 A.M., NEW YORK TIME AND AT ANY ADJOURNMENT THEREOF AS FOLLOWS:

     [CONTRACTHOLDER'S IDENTITY,
     CONTRACTHOLDER'S ADDRESS]
                              DATED:................,1997
                                    (MONTH, DAY)

                              Please sign in box below
                              NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. WHEN SIGNING AS CUSTODIAN, ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., PLEASE GIVE YOUR FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN THIS PROXY.

                              .............................
                                    Signatures

     Please fold and detach card at perforation before mailing
 ................................................................................

MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED, PROXY SOLICITED ON BEHALF OF MANAGEMENT.

1. APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND OPCAP ADVISORS, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AND ATTACHED AS EXHIBIT A THERETO.

                               /   / FOR     /   / AGAINST     /   / ABSTAIN

2. TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.